UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2019

Zero Gravity Solutions, Inc.

(Exact Name of Registrant as Specified in its charter)

Nevada	000-55345	46-1179352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 NW Spanish River Boulevard Boca Raton, Florida (Address of principal executive offices)	33431 (Zip Code)

Registrant’s telephone number, including area code: (561) 416-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Item 1.01 Entry into a Material Definitive Agreement

On April 29, 2019, Zero Gravity Solutions, Inc., a Nevada corporation (the “Corporation”), entered into a Settlement Agreement with John W. Kennedy, the Corporation’s former Chief Science Officer and a former member of the Board of Directors, pursuant to which, among other things, the Corporation assigned USPN 9,816,071, Patent Application No. 15/729,038, Patent Application No. 14/244,084 and International Patent Serial No. PCT/US 15/24045 (collectively, the “Intellectual Property”) to Mr. Kennedy, and Mr. Kennedy agreed to effectuate the transfer of two million shares of common stock of the Corporation back to the Corporation (the “Settlement Agreement”). The Intellectual Property relates to technologies that the Corporation does not intend to pursue. The Settlement Agreement was entered into in order to resolve certain disputes between the Corporation and Mr. Kennedy concerning various licensing and royalty agreements entered into between the parties covering the Intellectual Property.

Pursuant to the Settlement Agreement, the Corporation and Mr. Kennedy also entered into a Royalty Agreement, providing for, among other things, certain royalty payments to be made to the Corporation from the gross revenue generated by the Intellectual Property (the “Royalty Agreement”).

The foregoing description is qualified in its entirety by reference to the full text of the Settlement Agreement, and all exhibits attached thereto, and the Royalty Agreement, which are filed with this Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Settlement Agreement, dated April 29, 2019, by and between Zero Gravity Solutions, Inc. and John W. Kennedy
10.2	Royalty Agreement, dated April 29, 2019, by and between Zero Gravity Solutions, Inc. and John W. Kennedy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZERO GRAVITY SOLUTIONS, INC.

Date: May 3, 2019

	By:	/s/ Timothy Peach
Name: Timothy Peach
Title: Chief Executive Officer